Exhibit 99.2

CERTIFICATION PURSUANT TO

18 U.S.C. '1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of OBAN MINING INC. (the "Company") on Form 10-QSB for the period ended June 30, 2002 as filed with the Securities and Exchange Commission on the date here of (the "Report"), I, Richard Achron, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. '1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in this Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Richard Achron Richard Achron Chief Executive Officer August 13, 2002